UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2018

ORBCOMM Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33118	41-2118289
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

395 W. Passaic Street

Rochelle Park, New Jersey 07662

(Address of principal executive offices) (Zip code)

(201) 363-4900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Forward-Looking Statements

Certain statements discussed in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally relate to the Company’s plans, estimates, objectives and expectations for future events and include statements about the Company’s expectations, beliefs, plans, estimates, objectives, intentions, assumptions and other statements that are not historical facts. Such forward-looking statements, including those concerning the Company’s expectations and estimates, are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from the results, projected, expected or implied by the forward-looking statements, some of which are beyond the Company’s control, that may cause the Company’s actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. In addition, specific consideration should be given to various factors described in Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, and other documents, on file with the Securities and Exchange Commission. The Company undertakes no obligation to publicly revise any forward-looking statements or cautionary factors, except as required by law.

Item 2.02	Results of Operations and Financial Condition

ORBCOMM Inc. (“ORBCOMM” or the “Company”) is providing in conjunction with an underwritten registered public offering of its shares its preliminary estimates of its total revenues, Adjusted EBITDA and net subscriber additions for the first quarter ended March 31, 2018 and is furnishing such preliminary estimates with the Securities and Exchange Commission under Item 2.02 of this Current Report on Form 8-K.

The Company preliminarily estimates that for the first quarter ended March 31, 2018, (i) its total revenues will be between $66 million and $69 million, (ii) its Adjusted EBITDA will be between $9 million and $10 million, and (iii) its net subscriber additions will be approximately 101,000. These estimates are preliminary, reflect the Company’s current good faith estimates, and are subject to the completion of the Company’s financial closing procedures as the Company prepares the condensed consolidated financial statements for the quarter. The Company’s actual results may differ materially from these preliminary estimates. Accordingly, investors should not place undue reliance on these preliminary estimates.

The information contained under Item 2.02 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing under the Securities Act or the Exchange Act. Notwithstanding the foregoing, such information is hereby filed and incorporated by reference into the Company’s registration statement on Form S-3 (Registration No. 333-203186).

Non-GAAP Financial Measure

EBITDA and Adjusted EBITDA are “non-GAAP financial measures” under Regulation G and related reporting requirements promulgated by the Securities and Exchange Commission. Non-GAAP measures should be considered in addition to, and not as a substitute for, or superior to, Net Income or other measures of financial performance prepared in accordance with GAAP and may be different than those presented by other companies. EBITDA, and Adjusted EBITDA are not performance measures calculated in accordance with GAAP and are therefore considered non-GAAP measures. A reconciliation table is presented below.

EBITDA is defined as earnings attributable to ORBCOMM Inc. before interest income (expense), loss on debt extinguishment, provision for income taxes and depreciation and amortization. ORBCOMM believes EBITDA is useful to its management and investors in evaluating operating performance because it is one of the primary measures used to evaluate the economic productivity of ORBCOMM’s operations, including its ability to obtain and maintain its customers, its ability to operate its business effectively, the efficiency of its employees and the profitability associated with their performance. It also helps ORBCOMM’s management and investors to meaningfully evaluate and compare the results of ORBCOMM’s operations from period to period on a consistent basis by removing the impact of its financing transactions and the depreciation and amortization impact of capital investments from its operating results. In addition, ORBCOMM management uses EBITDA in presentations to its board of directors to enable it to have the same measurement of operating performance used by management and for planning purposes, including the preparation of the annual operating budget.

ORBCOMM also believes that Adjusted EBITDA, defined as EBITDA adjusted for stock-based compensation expense, noncontrolling interests, impairment loss, non-capitalized satellite launch and in-orbit insurance, insurance recovery, and acquisition-related and integration costs, is useful to investors to evaluate ORBCOMM’s core operating results and financial performance because it excludes items that are significant non-cash or non-recurring expenses reflected in the Condensed Consolidated Statements of Operations.

Quarter ended March 31, 2018(1)(2)
(in thousands)
Adjustments to EBITDA
Net income attributable to ORBCOMM Inc.	$(9,280) – (8,280)
Income tax expense	~500
Interest income	~(450)
Interest expense	~5,200
Debt extinguishment	0
Depreciation and amortization	~11,250

EBITDA	$7,220 - 8,220

Adjustments to adjusted EBITDA
Stock based compensation	~1,350
Noncontrolling interests	~30
Impairment loss	0
Acquisition related and integration costs	~400

Adjusted EBITDA	$9,000 – 10,000

(1)	Amounts are approximate.
(2)	Based on management’s estimates and other factors. Actual results may differ materially from these preliminary estimates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBCOMM Inc.

By:	/s/ Christian Le Brun
Name:	Christian Le Brun
Title:	Executive Vice President, General Counsel and Secretary

Date: April 6, 2018

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